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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2005

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

           Georgia                      0-12456                  58-1098795
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 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

          470 East Paces Ferry Road, N.E.
                  Atlanta, Georgia                                  30305
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      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (404) 261-4381

   Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 16, 2005, American Software, Inc. (the "Company") received a notice from the staff of The Nasdaq Stock Market due to the Company's failure to timely file its Quarterly Report on Form 10-Q for the fiscal year ended April 30, 2005, as required by Nasdaq Marketplace Rule 4310(c)(14). The notice stated that this failure to file is an additional basis for delisting the Company's securities from The Nasdaq Stock Market, and follows a similar notice on July 14, 2005 relating to the Company's failure to file its Annual Report on Form 10-K on a timely basis at that time. Following the July 14 notice, the Company appealed the delisting letter to a Nasdaq Listing Qualifications Panel, seeking an extension of time to file.

In an August 30, 2005 press release, the Company announced that a Nasdaq Listing Qualifications Panel had granted the Company's request for an extension of time, to October 14, 2005, for filing its fiscal 2005 Form 10-K and amended Form 10-Q for its third fiscal quarter of fiscal 2005. It is the intention of the Company to remedy the issues raised in the Nasdaq notices by completing these filings within the extended filing period. Specifically, the Company estimated in its August 30 press release, and continues to believe, that it will file its annual report on Form 10-K, along with the amended third quarter Form 10-Q, on or before October 14, 2005. The Company further intends to file, and expects that it will file, its Form 10-Q for the first quarter of fiscal 2006 by that date. The Company can provide no assurance, however, that it will be able to meet the October 14, 2005 deadline for these filings.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibit is filed as part of this Report:

Exhibit No.     Description
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99.1            Press Release of American Software, Inc. dated September 21,
                2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICAN SOFTWARE, INC.
                                                     (Registrant)


Date: September 21, 2005                             By: /s/ VINCENT C. KLINGES
                                                         -----------------------
                                                         Vincent C. Klinges
                                                         Chief Financial Officer

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